Parabla Innovation ETF

Ticker:  LZRD

A series of the
Spinnaker ETF Series

SUMMARY PROSPECTUS
April 11, 2023
Before you invest, you may want to review the Parabla Innovation ETF’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund online at https://www.parabla.io.  You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com.  The Fund’s Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.

Investment Objective
Parabla Innovation ETF (the “Fund”) seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.69%
Distribution and 12b-1 Fees	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.69%
1. Estimated for the current fiscal year.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$70	$221
Portfolio Turnover.  The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”). As an actively managed fund, the Fund will not seek to replicate the performance of an index. The Fund seeks to achieve its investment objective by investing in U.S. listed equity securities of domestic and foreign, including emerging markets, companies that exhibit innovation within their respective sectors (“Innovative Companies”). The Advisor considers a company to be an Innovative Company when it relies on or benefits from the development, disruption, scaling, or refinement of products or services, technological improvements, and/or advancements in scientific research relating to their product or service offerings as more fully described below. The Fund’s investments are expected to be predominantly in North American-domiciled companies.  The Fund’s investments may be in the same or related economic sectors, which are expected to include technology, financial, consumer discretionary, and energy.
The Advisor describes the four specific types of innovation as follows:

1. Developmental Innovation utilizes a technological breakthrough that transforms industries and creates new markets. This completely changes how an organization interacts within the marketplace. Developmental Innovation is often considered to be radical by nature and is generally considered to have the highest risk of the four types. The technology is considered to be fairly new and not yet scaled enough to have a high impact on the market.
2. Disruptive Innovation is a relatively new technology, product, service, or business model that significantly disrupts the existing market.
3. Scaling Innovation is characterized by exhibiting significant improvement of an existing product or service in effort to gain or maintain market share.
4. Refining Innovation is incremental, constituting a gradual, continuous improvement of existing products and services. By continuously improving existing products, services, and business operations, the Advisor believes that organizations can reduce stagnation and grow or maintain market share.
The equity securities in which the Fund may invest will generally be common stock and American Depository Receipts (“ADRs”) and may be of any market capitalization above $1 billion at the time of purchase and must have been publicly traded on a U.S. exchange for at least six months. The Fund generally expects to invest in 24 to 69 Innovative Companies.
The Fund seeks to invest in Innovative Companies with long-term growth potential. The Advisor will select investments for the Fund that represent its highest-conviction investment ideas within the four types of innovation described above in constructing the Fund’s portfolio. The Advisor’s highest-conviction investment ideas are those that it believes present the best risk-reward opportunities.
In identifying Innovative Companies, the Advisor seeks to identify companies using both internal and external research and analysis. The Advisor seeks to identify Innovative Companies by monitoring the universe of possible investments for stock price data relative to its peers, data from third-party research providers, corporate product or service announcements regarding new or enhanced products and services, press releases regarding innovations, special corporate events (such as the annual product launch events hosted by many technology companies), and social media posts (the “Company Data”). The Advisor seeks to analyze a company’s ability to streamline its operation processes, develop new or improved offerings, and seek to enhance the consumer experience by reviewing the Company Data to assess a company’s product relative to its peers, the demand for a company’s product, and whether or not the price point of the company’s stock is compelling compared to its peers. The Advisor seeks to evaluate the quality and scalability of a product relative to stock price of its company and then compares it to the quality and scalability of a product of that company’s peers (i.e., is the company undervalued relative to its peers). The Advisor will seek to take advantage of trends that are believed to have ramifications for individual companies or entire industries.

After a company is identified as an Innovative Company, the Advisor’s process for selecting  which Innovative Companies to include in the Fund’s portfolio involves assessing both the “big picture” (the Advisor’s opinion regarding potential total available market for the innovation and/or the potential to be used or influence products and services across multiple sectors) and “traditional” metrics, such as valuation, fundamentals (both qualitative and quantitative in nature), and technical trends. The Advisor reviews a company’s price to earnings ratio and market capitalization relative to its peers to determine if, in the Advisor’s opinion, the company is overvalued (which indicates a potential sell signal) or undervalued (which indicates a potential buy signal). The Advisor evaluates technical trends using statistical analysis of an equity security where, when the security is trading near recent (typically, within the last year) lows, it indicates a potential buy signal and, when the security is trading near recent (typically, within the last year) highs, it indicates a potential sell signal. In addition, the Advisor may consider information related to a company’s earnings calls as reported in a company’s public filings or press releases, as well as the Advisor’s observations or experiences with a service or product offered by a potential portfolio company. The Advisor also considers whether it believes a security is currently undervalued or overvalued, based on the analysis above and whether sector rotation within the Fund’s portfolio is appropriate.
The Advisor does its analysis of innovation and examines the big picture and traditional metrics of the Innovative Companies in the Fund’s portfolio on at least a monthly basis to determine whether the Fund’s portfolio should be rebalanced.
The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The loss of your money is a principal risk of investing in the Fund. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Equity Securities Risk. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
Small and Mid-Cap Securities Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.
Sector Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund's net asset value to fluctuate more than that of a fund that does not focus in a particular sector.
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Technology. Technology companies may have limited product lines, markets, financial resources or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

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Consumer Discretionary.  The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends, and marketing campaigns.

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Energy. The market value of securities in the energy sector may decline for many reasons, including, among others, changes in energy prices, energy supply and demand, government regulations, and energy conservation efforts. The energy sector has recently experienced increased volatility. In particular, significant market volatility in the crude oil markets as well as the oil futures markets resulted in the market price of certain crude oil futures contracts falling below zero for a period of time in early 2020. The energy sector has also experienced increased volatility as a result of Russia’s invasion of Ukraine in February 2022 and the resulting sanctions on Russia and other responses by the U.S. and other factors.

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Financial. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, and decreased liquidity in credit markets. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financial sector as a whole, cannot be predicted. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.

Non-Diversification Risk. The Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.
Growth Stock Risk. Growth stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.
Foreign Securities and Emerging Markets Risk. Foreign securities have investment risks different from those associated with domestic securities. The value of foreign investments (including investments in ADRs) may be affected by the value of the local currency relative to the U.S. dollar, changes in exchange control regulations, application of foreign tax laws, changes in governmental economic or monetary policy, or changed circumstances in dealings between nations. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities. In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are often higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. In addition to the risks of foreign securities in general, countries in emerging markets are more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity. There is also less publicly available information on emerging market companies due to differences in regulation, accounting, auditing, and financial recordkeeping requirements, and the information available may be unreliable or outdated.

ADR Risk. ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks.  In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees.  Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders.  Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.
Large Capitalization Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.
Value Investing Risk. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors. Securities purchased by the Fund that do not realize their full economic value may reduce the Fund’s return.
Financial Institution Failure Risk. The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions.  The failure of a bank (or banks) with which the Fund and/or its portfolio companies have a commercial relationship could adversely affect, among other things, the Fund and its portfolio companies’ ability to pursue key strategic initiatives, including by affecting our ability to borrow from financial institutions on favorable terms.  In the event a portfolio company, or potential portfolio company, has a commercial relationship with a bank that has failed or is otherwise distressed, such portfolio company may experience delays or other issues in meeting certain obligations or consummating transactions.
Limited History of Operations Risk. The Fund has a limited history of operations. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

New Advisor Risk. The Advisor has only recently begun serving as an investment advisor to ETFs. As a result, investors do not have a long-term track record of managing an ETF from which to judge the Advisor, and the Advisor may not achieve the intended result in managing the Fund.
Quantitative Analysis Risk. The Advisor’s quantitative analysis carries a risk that the mathematical model used might be based on one or more incorrect assumptions. Rapidly changing and unforeseen market dynamics could also lead to a decrease in short term effectiveness of the mathematical model. No assurance can be given that the Fund will be successful under all or any market conditions.
Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund’s performance per share will change daily in response to such factors.
ETF Structure Risks.  The Fund is structured as an ETF and as a result is subject to the special risks, including:
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Not Individually Redeemable.  Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units,” which are only available to authorized participants (“Authorized Participants” or “APs”).  Retail investors may only purchase or sell shares on the Exchange.  You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

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Trading Issues.  An active trading market for the Fund's shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility.  There can be no assurance that Shares will continue to meet the listing requirements of the Exchange.  If the Fund's shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund's shares.

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Cash purchases. To the extent Creation Units are purchased by APs in cash instead of in-kind, the Fund will incur certain costs such as brokerage expenses and taxable gains and losses. These costs could be imposed on the Fund and impact the Fund’s NAV if not fully offset by transaction fees paid by the APs.

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Market Price Variance Risk.  The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security.  There may be times when the market price and the NAV vary significantly.  This means that Shares may trade at a discount to NAV.

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In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund's net asset value and lead to wider bid ask spreads.

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To the extent Authorized Participants exit the business or are unable to process creations or redemptions and no other Authorized Participant can step in to do so, there may be a significantly reduced trading market in the Fund's shares, which can lead to differences between the market value of Fund shares and the Fund's net asset value.

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The market price for the Fund's shares may deviate from the Fund's net asset value, particularly during times of market stress, with the result that investors may pay significantly more or receive significantly less for Fund shares than the Fund's net asset value, which is reflected in the bid and ask price for Fund shares or in the closing price.

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When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Fund's shares is open, there may be changes from the last quote of the closed market and the quote from the Fund's domestic trading day, which could lead to differences between the market value of the Fund's shares and the Fund's net asset value.

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In stressed market conditions, the market for the Fund's shares may become less liquid in response to the deteriorating liquidity of the Fund's portfolio.  This adverse effect on the liquidity of the Fund's shares may, in turn, lead to differences between the market value of the Fund's shares and the Fund's net asset value.

COVID-19 Risk. The outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings.  The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors.  The extent to which COVID-19 will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak and its impact on the global economy cannot be determined with certainty.

Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
Authorized Participant Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). Authorized Participant concentration risk may be heightened for exchange-traded funds (ETFs), such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.
Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.
Performance
Because the Fund has not been in operation for an entire calendar year, no Fund performance information is shown. You may request a copy of the Fund’s annual and semi-annual reports, once available, at no charge by calling the Fund at 1-800-773-3863. Interim information on the Fund’s results can be obtained by visiting www.parabla.io.
Management
Investment Advisor. Parabla, LLC, is the investment advisor to the Fund (the “Advisor”).
Portfolio Managers. Phillip Hanks, the Chief Executive Officer of the Advisor, is the portfolio manager of the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio.  Mr. Hanks has served as the Fund’s portfolio manager since its inception in April, 2023.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares at NAV only in large blocks of 10,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Except when aggregated in Creation Units in transactions with APs, the shares are not redeemable securities of the Fund.

Individual shares of the Fund may only be bought and sold in the secondary market through a broker or dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). You may access recent information, including information on the Fund’s NAV, Market Price, premiums and discounts, and bid-ask spreads, on the Fund’s website at www.parabla.io.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA). Distributions on investments made through tax deferred arrangements generally will be taxed later when withdrawn from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.